UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2023 (June 14, 2023)

VERIS RESIDENTIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

VERIS RESIDENTIAL, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)            On June 14, 2023, Veris Residential, Inc. (the “Company”), the general partner of Veris Residential, L.P. through which the Company conducts its business, held the 2023 annual meeting of the Company’s stockholders (the “Annual Meeting”) to (i) elect nine members of the Board, (ii) hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, (iii) hold a non-binding advisory vote on the frequency of the advisory stockholder vote on the compensation of our named executive officers, (iv) ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and (v) approve amendments to the Company’s charter to eliminate the supermajority voting and cause requirements for the removal of directors.

(b)            At the Annual Meeting, the Company’s stockholders elected the following nine directors, each to serve a one-year term ending at the Company’s annual meeting of stockholders to be held in 2024 and until their respective successors are elected and qualified:

	For	Withheld	Broker Non-Votes
Frederic Cumenal	77,608,280	1,487,055	7,416,188
Ronald M. Dickerman	79,015,221	80,114	7,416,188
Tammy K. Jones	78,389,099	706,236	7,416,188
A. Akiva Katz	78,393,419	701,916	7,416,188
Nori Gerardo Lietz	78,304,989	790,346	7,416,188
Victor B. MacFarlane	78,027,415	1,067,920	7,416,188
Mahbod Nia	78,525,081	570,254	7,416,188
Howard S. Stern	78,756,197	339,138	7,416,188
Stephanie L. Williams	78,594,548	500,787	7,416,188

The Company’s stockholders, on a non-binding advisory basis, also voted upon and approved the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting (Number of shares for: 76,389,855, Number of shares against: 2,678,670, Number of shares abstained: 26,810, Number of Broker Non-Votes: 7,416,188).

The Company’s stockholders, on a non-binding advisory basis, also voted upon and selected one year as the frequency for holding future advisory votes on the compensation of the Company’s named executive officers (Number of shares voted for one year: 77,153,288, Number of shares voted for two years: 7,293, Number of shares voted for three years: 1,915,305, Number of shares abstained: 19,449, Number of broker non-votes: 7,416,188). In light of these voting results, the Company will continue to include a nonbinding stockholder advisory vote on named executive officer compensation in the Company’s proxy materials every year. The Board of Directors of the Company may, in its discretion, determine to change the frequency with which the Company holds this vote.

The Company’s stockholders also voted upon and approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Number of shares for: 85,155,735, Number of shares against: 1,329,309, Number of shares abstained: 26,479).

The Company’s stockholders also voted upon and approved amendments to the Company’s charter to eliminate the supermajority voting and cause requirements for the removal of directors (Number of shares voted for: 78,585,251, Number of shares voted against: 493,321, Number of shares abstained: 16,763, Number of broker non-votes: 7,416,188).

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIS RESIDENTIAL, INC.

Dated: June 15, 2023	By:	/s/ Taryn Fielder
Taryn Fielder
General Counsel and Secretary

VERIS RESIDENTIAL, L.P.

	By:	Veris Residential, Inc.
its general partner

Dated: June 15, 2023		By:	/s/ Taryn Fielder
Taryn Fielder
General Counsel and Secretary